Exhibit 99.1
-MORE-
Contacts: Dolph Baker, Chairman
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. NAMES SHERMAN MILLER
PRESIDENT AND CHIEF EXECUTIVE OFFICER
DOLPH BAKER TO REMAIN CHAIRMAN OF THE BOARD OF DIRECTORS
RIDGELAND, Miss.

(September 30,

2022)
—

Cal-Maine Foods,

Inc. (NASDAQ:

CALM)

today announced
that

its

Board

of Directors

has

named Sherman

L.

Miller President

and Chief

Executive Officer

of

the
Company, effective immediately. He will succeed Dolph Baker as Chief Executive Officer. Mr. Baker will retain

his

role

as

Chairman

of

the

Company’s

Board

of

Directors

and

as

an

executive

officer

of

the
Company. and will remain actively involved in

managing the Company, with a focus on

strategy, capital
allocation, advising

the senior

management team

and leading

the Board.

This transition

is consistent

with
the Board’s succession planning process.

Sherman

Miller

joined

the

Company

in

1996

and

has

served

in

various

management

positions
during

his

26-year

tenure,

most

recently

as

President

and

Chief

Operations

Officer.

He

was

elected
President in 2018,

Chief Operations Officer

in 2011 and

Vice President of

Operations in 2007.

Prior to
this, he served

in management positions at

various processing plant locations

including Chase, Kansas;
Delta, Utah; and Edwards, Mississippi.

He became a member of the Cal-Maine

Foods Board of Directors
in 2012. He will remain interim Chief Operations Officer until a successor is named. Miller is very active in

the

egg

industry

and

serves

as

a

director

of

the

U.S.

Poultry

and

Egg

Association

and

United

Egg
Producers, and past director of the American Feed Industry Association. He graduated from Mississippi
State University with a bachelor’s degree in poultry science.

Commenting on the

appointment, Dolph Baker

stated, “Sherman has

dedicated his entire

career
to

Cal-Maine

Foods

and

is

extremely

well

qualified

for

this

leadership

position,

having

the

right
complement of operational

experience and strategic

vision. He has

been a proven

leader in managing

our
operations through

the various

market cycles

that are

characteristic of

our industry.

Under his

leadership,
the Company has achieved tremendous

growth, and he has the full confidence

of the Board that he is the
right

person

to

lead

the

Company

forward.

Sherman

is

well-respected

within

the

Company,

by

our
customers and throughout our industry. I look

forward to our continued strong working

relationship as
we execute our growth strategy.”

Sherman Miller

added, “I

am proud

and honored

to assume

this role

with Cal-Maine

Foods. Dolph
has been a tremendous leader and mentor, and we will continue to benefit from his valuable insight and deep knowledge of

the Company. He has

established Cal-Maine Foods

as a leader

in our industry,

and we
will continue to work together and build upon this proud legacy and history of success. Cal-Maine Foods
has a

proven business

model with

a favorable

product mix,

a strong

focus on

efficient and

sustainable
operations,

and

a

solid

base

of

valued

customers.

With

the

support

of

our

capable

and

experienced
management team and

an outstanding team

of employees throughout our

operations, I am excited

about
the opportunities ahead for Cal-Maine Foods.”

Cal-Maine Foods Names Sherman Miller President and Chief Executive Officer

September 30, 2022
-END-
About Cal-Maine Foods
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packing, marketing

and
distribution of

fresh shell

eggs, including

conventional, cage-free,

organic, brown,

free-range, pasture-
raised and nutritionally

enhanced eggs.

The Company,

which is headquartered

in Ridgeland, Mississippi,
is the largest producer and distributor

of fresh shell eggs in the United

States and sells the majority of its
shell eggs in states

across the southwestern, southeastern, mid-western and

mid-Atlantic regions of the
United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term is

defined in the Private

Securities Litigation Reform Act

of 1995. The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections regarding

our company

and our

industry. These

statements are

not guarantees

of future
performance and

involve risks,

uncertainties, assumptions

and other

factors that

are difficult

to predict
and may

be beyond

our control.

The factors

that could

cause actual

results to

differ materially

from
those projected in

the forward-looking

statements include, among

others, (i) the

risk factors set

forth in
the Company’s SEC filings

(including its Annual

Reports on Form

10-K, Quarterly Reports on

Form 10-
Q

and

Current

Reports

on

Form

8-K),

(ii)

the

risks

and

hazards

inherent

in

the

shell

egg

business
(including disease, pests, weather

conditions and potential for

recall), including but

not limited to the
most recent

outbreak of

highly pathogenic

avian influenza

affecting poultry

in the

U.S., Canada

and
other countries that was first detected in commercial flocks in the U.S. in February 2022, (iii) changes
in the

demand for

and market

prices of

shell eggs

and feed

costs, (iv)

our ability

to predict

and meet
demand for cage-free and other specialty eggs, (v) risks, changes or obligations that could result from our future

acquisition of

new flocks

or businesses

and risks

or changes

that may

cause conditions

to
completing a pending acquisition not to be met, (vi) risks relating to the evolving COVID-19 pandemic,
including without limitation

increased costs,

rising inflation and

interest rates, which

generally have
been exacerbated by Russia’s invasion of Ukraine starting in February 2022, (vii) our ability to retain existing

customers,

acquire

new

customers

and

grow

our

product

mix

and

(viii)

adverse

results

in
pending

litigation

matters.

SEC

filings

may

be

obtained

from

the

SEC

or

the

Company’s

website
,
www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking
statements

because, while

we

believe

the

assumptions on

which

the

forward-looking statements

are
based are reasonable,

there can be

no assurance that

these forward-looking

statements will prove

to be
accurate. Further, the

forward-looking statements included herein

are only made

as of the

respective
dates

thereof, or

if

no date

is

stated,

as

of the

date

hereof. Except

as

otherwise

required by

law,

we
disclaim any

intent or

obligation to

publicly update

these forward-looking

statements, whether

as

a
result of new information, future events or otherwise.